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                                                                    Exhibit 99.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                            AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Aspect Medical Systems, Inc. (the "Company") for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Nassib G. Chamoun, Chief Executive Officer of the Company, and J. Neal Armstrong, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Nassib G. Chamoun
                                         --------------------------------
Dated: August 12, 2002                   Nassib G. Chamoun
                                         Chief Executive Officer

                                         /s/ J. Neal Armstrong
                                         --------------------------------
Dated: August 12, 2002                   J. Neal Armstrong
                                         Chief Financial Officer